Exhibit 99.1

For Immediate Release

Investor Contact:	Nate Wallace	Press Contact:	Sheila Blackwell
	Manugistics Group, Inc.		Manugistics Group, Inc.
	nate@manu.com		sblackwell@manu.com
	301-255-5059		301-255-5486

Manugistics Announces Second Quarter Fiscal 2005 Results

ROCKVILLE, Md. — September 23, 2004 — Manugistics Group, Inc. (NASDAQ:MANU), a leading global provider of demand and supply chain management solutions, today reported results for its fiscal 2005 second quarter ended August 31, 2004.

For the second quarter, total revenue was $51.3 million, down 14 percent from $59.7 million in the prior year quarter. Software revenue was $11.1 million, down 38 percent from $17.8 million in the prior year quarter. Support revenue was $21.3 million compared to $21.1 million in the prior year quarter. Product revenue, which is composed of software and support revenue, was 63 percent of total revenue, compared to 65 percent of total revenue in the prior year quarter. Services revenue was $16.4 million, down 11 percent from $18.4 million in the prior year quarter.

For the second quarter, the Company reported a GAAP net loss of $17.1 million, or $.21 per basic and diluted share, compared to a GAAP net loss of $8.0 million, or $.11 per basic and diluted share, in the prior year quarter. The Company reported a GAAP operating loss of $15.0 million compared to a GAAP operating loss of $4.2 million in the prior year quarter. The GAAP net loss and the GAAP operating loss for the quarter ended August 31, 2004 include a restructuring charge of $6.2 million incurred by the Company for restructuring plans approved by August 19, 2004. This charge consists primarily of $2.0 million, to be paid over multiple quarters, for severance and other benefits related to headcount reductions and $4.2 million for lease abandonment and other charges associated with the restructuring plans, including cash expenditures of $3.5 million to be paid through 2007.

For the second quarter, the Company reported adjusted operating loss of $3.5 million, compared to adjusted operating income of $1.2 million in the prior year quarter. The Company reported adjusted net loss of $5.6 million, or $.07 per basic and diluted share, for the first quarter, compared to adjusted net loss of $2.6 million, or $.04 per basic and diluted share, in the prior year quarter.

Adjusted operating income or loss, adjusted net loss and adjusted net loss per basic and diluted share referred to in this press release are non-GAAP measures and exclude the following items: amortization of intangibles and acquired technology, restructuring and lease abandonment benefits and charges and non-cash stock option compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables following the text of this press release. For further information, please refer to the section of the press release titled “Reasons for Presentation of Non-GAAP Financial Measures.”

“Since I arrived, I’ve worked with our senior management team to assess Manugistics’ products, markets and clients and have concluded that Manugistics has a strong foundation on which to grow,” said Joe Cowan, the new chief executive officer. “I have added two experienced executives to my existing senior management team and am confident that together we can solidify Manugistics’ leadership position. We have developed a more focused product strategy and are strategically restructuring the organization to align our operating expense levels at a baseline revenue run rate that will allow us to be profitable. We are taking these steps in response to decreased spending and prolonged sales cycles for application software. We intend to return to profitability as quickly as possible and to seek opportunities to make investments in focused areas for future growth.”

As a result of the above restructuring plans, the Company expects to incur additional charges of approximately $8 million to $10 million in its third and fourth quarters of fiscal 2005, respectively, that will result in future cash expenditures consisting primarily of $6.0 million to $7.5 million for lease abandonment charges and $2.0 million to $2.5 million in severance and other benefits associated with further reductions in headcount. Employee headcount was 815 as of August 31, 2004, down from 865 as of May 31, 2004. The Company expects headcount to be approximately 725 at the end of its fourth quarter fiscal 2005. The Company anticipates quarterly cost savings of approximately $4.0 to $5.0 million by its fourth quarter fiscal 2005, as a result of the second quarter restructuring plans.

Business Metrics — Quarter Ended August 31, 2004

•	The Company closed 18 significant software license transactions — software license transactions of $100,000 or greater.
•	The Company closed 3 software license transaction of $1 million or greater.
•	The average selling price for significant software transactions was approximately $533,000.
•	26 percent of software revenue came from new clients.
•	43 percent of software revenue came from international sales.
•	Cash flows from operations were a negative $6.8 million.
•	Cash, marketable securities and investments were approximately $137.9 million as of August 31, 2004, down from $148.7 million as of May 31, 2004.
•	Days Sales Outstanding (DSO) for receivables were 75 days compared to 81 days in the first quarter.

Going forward, Manugistics will not provide guidance on software revenue, total revenue, operating performance or net performance nor does the company intend to provide performance updates.

Other Highlights and Developments:

Second Quarter Global Client Wins: The Company signed significant software license transactions across key industries in the Americas, Europe and Asia, with second quarter global wins including, among others: Cingular Wireless, BAE SYSTEMS, Electrocomponents plc, The General Services Administration — Federal Supply Service, JCPenney, Marriott International, Princess Cruise Lines and Vodafone UK.

New Leadership: In July, Manugistics named Joe Cowan as CEO, and in August, he was appointed by the Board of Directors to serve as a Class III Director with a term expiring in 2007. Cowan recently announced his executive management team.

•	Jeffrey L. Holmes, Executive Vice President & President of Worldwide Sales Operations, will lead all worldwide sales, pre-sales and sales operations.

•	Raghavan Rajaji continues as Executive Vice President & Chief Financial Officer.

•	Jeffrey L. Kissling, Senior Vice President & Chief Technology Officer, joins Manugistics with more than 20 years experience in managing and overseeing product development. Kissling is responsible for the entire lifecycle of the Company’s software products and services.

•	Ronald Kubera, Senior Vice President of Services & Support, has global responsibility for all client service and support activities. Previously he spent two years as Senior Vice President for Manugistics’ Northern Europe operations.

•	Lori Mitchell-Keller, Senior Vice President of Global Marketing & Solution Management, is responsible for developing and deploying the go-to-market strategies for the Company’s products and solutions. Mitchell-Keller previously served as the Senior Vice President of Product Development and Strategy.

•	Timothy T. Smith continues as Senior Vice President & General Counsel.

•	Edward Daihl, Group Vice President of Revenue Management, brings a proven track record for delivering world-class solutions and launching innovative new products. Daihl will oversee the company’s revenue management solutions and next-generation product plans.

enVISION Fall Summit Series: The Company unveiled its Fall enVISION Summit Series designed to bring together thought leaders from around the world. On September 14, the Manugistics Retailer/Supplier Collaboration Summit kicked off the first of four Summits and featured presentations from such leading retailers and suppliers as IBM, Georgia Pacific and H-E-B Grocery. The guest speakers discussed trends, debated issues and presented real-world strategies to address industry-specific challenges in implementing successful demand and supply chain management solutions. The next three Summits are scheduled as follows:

•	Aerospace & Defense, October 4-5, 2004 in Baltimore, Maryland;

•	Transportation and Logistics — Beyond Daily Planning, November 4, 2004 in Chicago, Illinois; and
•	Demand and Revenue Management, November 10-11, 2004 at Manugistics Headquarters in Rockville, Maryland.

Additional event information is available at: http://www.manu.com/summit/default.asp.

Client Steering Committee: Manugistics will also host a Fall Client Steering Committee meeting on October 6-8 in Baltimore, Maryland. The event provides clients an opportunity to see the Company’s product development plans, influence product direction and network with other clients on all aspects of Manugistics’ solutions.

Conference Call Information: Manugistics will conduct a simultaneous conference call and audio Web-cast on Thursday, September 23, 2004 at 5:00 PM ET to discuss the Company’s financial performance for its second quarter. Interested parties may listen to the Web-cast by going to www.manugistics.com/ir/.

A recording of the call will be available from 7:00 PM ET Thursday, September 23, 2004 through 7:00 PM ET on Monday, September 27, 2004. To listen to the recording, callers within North America may call 800-633-8284. Callers outside North America may call 402-977-9140. Callers to the recording will be required to enter the access number for this call, which is 21207944. In addition, a recording of the Web-cast will be archived for approximately three months on the Manugistics Web site at www.manugistics.com/ir/.

About Manugistics Group, Inc.
Manugistics is a leading global provider of demand and supply chain management solutions. Today, more than 1,200 clients trust Manugistics to help them drive profitable growth, unlock the value of their existing IT investments and ensure the security and integrity of their global supply chains. Its clients include industry leaders such as AT&T, BMW, Boeing, Brown & Williamson, Cingular, Circuit City, Coca-Cola Bottling, Continental Airlines, Diageo, DuPont, Fairchild Semiconductor, Harley-Davidson, John Deere, McCormick, Nestle, Nissan, RadioShack and Unilever. For more information, go to www.manugistics.com.

FOR ADDITIONAL INFORMATION REGARDING THIS ANNOUNCEMENT, CONTACT THE MANUGISTICS NEWSBUREAU HOTLINE AT 301-255-5330.

Reasons for Presentation of Non-GAAP Financial Measures The non-GAAP financial measures presented in the text of this press release and accompanying supplementary financial information (also referred to as “adjusted”) represent the financial measures used by the Company’s management to evaluate the quarterly operating performance of the Company and to conduct its business operations. These non-GAAP financial measures are also used by management to evaluate return on investment, income contribution and future impact to operating results of potential mergers and acquisitions. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to competitors’ operating results and the software industry in general. This non-GAAP financial information is provided as additional information for investors and is not in accordance with, or an alternative to, GAAP. In addition, the non-GAAP financial information provided may be different than similar measures used by other companies. However, the Company’s management believes these non-GAAP measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate the Company’s current and future prospects in the same manner as management if they so choose. The Company believes its non-GAAP measures of operating performance better reflect the underlying economics of its business and better align with the cash flow performance of the Company as measured under GAAP than it does with operating results as presented under GAAP, which include or may include, from time to time, non-cash charges for amortization expense and purchased research and development related to acquisitions, impairment losses on long-lived assets, restructuring and lease abandonment charges and non-cash stock option compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables that accompany this press release.

Forward-Looking Statements
 Information in this release relating to Manugistics’ prospects that are forward-looking statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the following: (1) Manugistics has recently instituted restructuring and lease abandonment plans which include, among other things, a decrease in employee workforce and office closures. In addition, Manugistics has recently undergone significant changes in senior management. There can be no assurances as to the effectiveness of these plans on the Company’s overall financial performance and condition, that further similar initiatives will not be undertaken in the future, or that these plans will not have an adverse impact on Manugistics’ ability to successfully operate its business; (2) Economic, political and other uncertainties continue to adversely affect purchasing decisions for enterprise application software and services throughout our markets, such as decisions to delay closing of software license transactions or to reduce the size of individual transactions, which have and may continue to result in quarterly revenues and income falling significantly short of anticipated levels; (3) Manugistics’ management ability to accurately forecast revenue or to adjust the Company’s cost structure, most of which is fixed in the short-term, quickly enough to align it with revenue; (4) Manugistics’ ability to maintain its competitive place in the markets for its products and services, to keep pace with the rapid technological advances or to introduce new products or product versions that satisfy customer demand, achieve market acceptance or meet competitive challenges.

Forward looking statements may be identified by the use of words such as “achieve,” “address,” “adjust,” “align,” “anticipate,” “assume,” “become,” “believe,” “change,” “continue,” “create,” “demand,” “determine,” “develop,” “enable,” “excite,” “expand,” “expect,” “focus,” “forecast,” “future,” “gain,” “go-forward,” “grow,” “guidance,” “improve,” “intend,” “invest,” “lead,” “leverage,” “looking forward,” “maintain,” “meet,” “opportunities,” “plan,” “position,” “potential,” “predict,” “provide,” “reduce,” “remain,” “respond,” “see,” “should,” “thrive,” “utilize,” or “will.” More information about factors that potentially could affect Manugistics’ financial results is included in Manugistics filings with the Securities and Exchange Commission, including its Annual Report on

Form 10-K for the year ended February 29, 2004 and its Quarterly Report on Form 10-Q for the quarter ended May 31, 2004. Manugistics assumes no obligation to update the forward-looking information contained in this announcement.

Manugistics is a registered trademark, the Manugistics logo, and Manugistics NetWORKS are trademarks of Manugistics, Inc. All other product or company names mentioned are used for identification purposes only, and may be trademarks of their respective owners.

###

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP (1)

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	(Unaudited)		(Unaudited)
	2004	2003	2004	2003
REVENUE:
Software	$11,111	$17,802	$21,479	$37,711
Support	21,296	21,085	42,717	42,554
Services	16,374	18,414	33,932	39,917
Reimbursed expenses	2,481	2,406	4,717	5,166

Total revenue	51,262	59,707	102,845	125,348

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,422	4,449	7,336	8,865
Amortization of acquired technology	3,546	3,546	7,092	7,118
Cost of services and support	19,040	20,940	37,230	44,452
Cost of reimbursed expenses	2,481	2,406	4,717	5,166
Sales and marketing	15,225	16,034	30,465	32,883
Product development	8,566	8,811	16,894	20,104
General and administrative	6,006	5,897	12,020	12,246
Amortization of intangibles	1,662	1,004	3,324	2,008
Restructuring and lease abandonment charge	6,222	345	3,705	10,482
Non-cash stock option compensation charge	48	487	168	1,212

	66,218	63,919	122,951	144,536

OPERATING LOSS	(14,956)	(4,212)	(20,106)	(19,188)
OTHER EXPENSE, NET	(1,808)	(3,327)	(4,070)	(6,623)

LOSS BEFORE INCOME TAXES	(16,764)	(7,539)	(24,176)	(25,811)
PROVISION FOR INCOME TAXES	350	420	671	619

NET LOSS	$(17,114)	$(7,959)	$(24,847)	$(26,430)

BASIC AND DILUTED LOSS PER SHARE	$(0.21)	$(0.11)	$(0.30)	$(0.38)
SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	81,907	70,424	81,863	70,264

(1) GAAP = Generally Accepted Accounting Principles

MANUGISTICS GROUP, INC AND SUBSIDIARIES
ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - NON - GAAP (1)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	(Unaudited)		(Unaudited)
	2004	2003	2004	2003
REVENUE:
Software	$11,111	$17,802	$21,479	$37,711
Support	21,296	21,085	42,717	42,554
Services	16,374	18,414	33,932	39,917
Reimbursed expenses	2,481	2,406	4,717	5,166

Total revenue	51,262	59,707	102,845	125,348

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,422	4,449	7,336	8,865
Cost of services and support	19,040	20,940	37,230	44,452
Cost of reimbursed expenses	2,481	2,406	4,717	5,166
Sales and marketing	15,225	16,034	30,465	32,883
Product development	8,566	8,811	16,894	20,104
General and administrative	6,006	5,897	12,020	12,246

Total operating expenses	54,740	58,537	108,662	123,716

ADJUSTED OPERATING (LOSS) INCOME	(3,478)	1,170	(5,817)	1,632
OTHER EXPENSE, NET	(1,808)	(3,327)	(4,070)	(6,623)

ADJUSTED LOSS BEFORE INCOME TAXES	(5,286)	(2,157)	(9,887)	(4,991)
PROVISION FOR INCOME TAXES	350	420	671	619

ADJUSTED NET LOSS	$(5,636)	$(2,577)	$(10,558)	$(5,610)

BASIC AND DILUTED ADJUSTED LOSS PER SHARE	$(0.07)	$(0.04)	$(0.13)	$(0.08)
SHARES USED IN BASIC AND DILUTED ADJUSTED LOSS PER SHARE CALCULATION:	81,907	70,424	81,863	70,264

(1)
The adjusted condensed consolidated statements of operations is a non-GAAP presentation of the Company’s financial performance that is intended to enhance the understanding of the results of operations. Please see the reconciliation to GAAP results that also accompanies this press release.

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
THREE MONTHS ENDED AUGUST 31, 2004
(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$11,111	$—		$11,111
Support	21,296	—		21,296
Services	16,374	—		16,374
Reimbursed expenses	2,481	—		2,481

Total revenue	51,262	—		51,262

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	3,422	—		3,422
Amortization of acquired technology	3,546	(3,546	) (a)	—
Cost of services and support	19,040	—		19,040
Cost of reimbursed expenses	2,481	—		2,481
Sales and marketing	15,225	—		15,225
Product development	8,566	—		8,566
General and administrative	6,006	—		6,006
Amortization of intangibles	1,662	(1,662	) (a)	—
Restructuring and lease abandonment charge	6,222	(6,222	) (b)	—
Non-cash stock compensation charge	48	(48	) (c)	—

Total operating expenses	66,218	(11,478)		54,740

OPERATING LOSS	(14,956)	11,478		(3,478)
OTHER EXPENSE, NET	(1,808)	—		(1,808)

LOSS BEFORE INCOME TAXES	(16,764)	11,478		(5,286)
PROVISION FOR INCOME TAXES	350	—		350

NET LOSS	$(17,114)	$11,478		$(5,636)

BASIC AND DILUTED LOSS PER SHARE	$(0.21)			$(0.07)
SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	81,907			81,907

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
THREE MONTHS ENDED AUGUST 31, 2003
(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$17,802	$—		$17,802
Support	21,085	—		21,085
Services	18,414	—		18,414
Reimbursed expenses	2,406	—		2,406

Total revenue	59,707	—		59,707

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,449	—		4,449
Amortization of acquired technology	3,546	(3,546	) (a)	—
Cost of services and support	20,940	—		20,940
Cost of reimbursed expenses	2,406	—		2,406
Sales and marketing	16,034	—		16,034
Product development	8,811	—		8,811
General and administrative	5,897	—		5,897
Amortization of intangibles	1,004	(1,004	) (a)	—
Restructuring and lease abandonment charge	345	(345	) (b)	—
Non-cash stock compensation charge	487	(487	) (c)	—

Total operating expenses	63,919	(5,382)		58,537

OPERATING (LOSS) INCOME	(4,212)	5,382		1,170
OTHER EXPENSE, NET	(3,327)	—		(3,327)

LOSS BEFORE INCOME TAXES	(7,539)	5,382		(2,157)
PROVISION FOR INCOME TAXES	420	—		420

NET LOSS	$(7,959)	$5,382		$(2,577)

BASIC AND DILUTED LOSS PER SHARE	$(0.11)			$(0.04)
SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	70,424			70,424

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 2004
(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$21,479	$—		$21,479
Support	42,717	—		42,717
Services	33,932	—		33,932
Reimbursed expenses	4,717	—		4,717

Total revenue	102,845	—		102,845

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	7,336	—		7,336
Amortization of acquired technology	7,092	(7,092	) (a)	—
Cost of services and support	37,230	—		37,230
Cost of reimbursed expenses	4,717	—		4,717
Sales and marketing	30,465	—		30,465
Product development	16,894	—		16,894
General and administrative	12,020	—		12,020
Amortization of intangibles	3,324	(3,324	) (a)	—
Restructuring and lease abandonment charge	3,705	(3,705	) (b)	—
Non-cash stock compensation charge	168	(168	) (c)	—

Total operating expenses	122,951	(14,289)		108,662

OPERATING LOSS	(20,106)	14,289		(5,817)
OTHER EXPENSE, NET	(4,070)	—		(4,070)

LOSS BEFORE INCOME TAXES	(24,176)	14,289		(9,887)
PROVISION FOR INCOME TAXES	671	—		671

NET LOSS	$(24,847)	$14,289		$(10,558)

BASIC AND DILUTED LOSS PER SHARE	$(0.30)			$(0.13)
SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	81,863			81,863

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 2003
(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software	$37,711	$—		$37,711
Support	42,554	—		42,554
Services	39,917	—		39,917
Reimbursed expenses	5,166	—		5,166

Total revenue	125,348	—		125,348

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	8,865			8,865
Amortization of acquired technology	7,118	(7,118	) (a)	—
Cost of services and support	44,452	—		44,452
Cost of reimbursed expenses	5,166	—		5,166
Sales and marketing	32,883	—		32,883
Product development	20,104	—		20,104
General and administrative	12,246	—		12,246
Amortization of intangibles	2,008	(2,008	) (a)	—
Restructuring and lease abandonment charge	10,482	(10,482	) (b)	—
Non-cash stock compensation charge	1,212	(1,212	) (c)	—

Total operating expenses	144,536	(20,820)		123,716

OPERATING (LOSS) INCOME	(19,188)	20,820		1,632
OTHER EXPENSE, NET	(6,623)	—		(6,623)

LOSS BEFORE INCOME TAXES	(25,811)	20,820		(4,991)
PROVISION FOR INCOME TAXES	619	—		619

NET LOSS	$(26,430)	$20,820		$(5,610)

BASIC AND DILUTED LOSS PER SHARE	$(0.38)			$(0.08)
SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	70,264			70,264

(1)	The adjusted financial information provided is a non-GAAP measure of the Company’s financial performance that is intended to enhance the understanding of the results of operations.

Footnotes:

(a)	Amortization of intangibles and acquired technology related to acquisitions.
(b)	Restructuring and other impairment charges.
(c)	Non-cash stock compensation charge.

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	August 31,	February 29,	August 31,
	2004	2004	2003
	(unaudited)	(unaudited)	(unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$101,908	$138,984	$143,198
Marketable securities	19,068	7,316	690

Total cash, cash equivalents and marketable securities	120,976	146,300	143,888

Accounts receivable, net	42,782	55,575	51,752
Other current assets	12,595	11,924	13,373

Total current assets	176,353	213,799	209,013

NONCURRENT ASSETS:
Property and equipment, net	21,214	21,632	25,199
Software development costs, net	13,979	14,224	12,991
Goodwill	185,534	185,501	185,386
Intangible and other assets	42,477	53,926	61,691
Long-term investments	16,935	8,999	—
Restricted cash	—	—	4,022

TOTAL	$456,492	$498,081	$498,302

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$6,650	$10,368	$11,140
Accrued liabilities	34,653	34,149	36,445
Deferred revenue	34,884	43,748	37,739

Total current liabilities	76,187	88,265	85,324

NONCURRENT LIABILITIES:
Convertible debt	175,500	175,500	250,000
Long-term debt and capital leases	2,380	2,633	3,564
Other	10,331	14,823	10,754

STOCKHOLDERS’ EQUITY	192,094	216,860	148,660

TOTAL	$456,492	$498,081	$498,302

SUPPLEMENTAL BALANCE SHEET INFORMATION:
Total cash, cash equivalents, marketable securities, long-term investments and restricted cash	$137,911	$155,299	$147,910

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	(Unaudited)		(Unaudited)
	2004	2003	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,114)	$(7,959)	$(24,847)	$(26,430)
Non-cash items	18,755	11,022	26,788	31,655
Changes in assets and liabilities	(8,397)	(414)	(9,713)	(2,805)

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(6,756)	2,649	(7,772)	2,420

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	—	2,158	—	2,029
Restricted cash	—	(8)	—	8,958
Capital expenditures	(839)	(593)	(2,903)	(796)
Capitalization/purchases of software	(2,174)	(3,040)	(4,745)	(5,728)
(Purchases) sales of marketable securities, net	(9,182)	91	(11,838)	2,256
Sales (purchases) of long-term investments, net	5,065	—	(7,936)	—

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(7,130)	(1,392)	(27,422)	6,719

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments - long-term debt, net	(644)	(953)	(1,272)	(1,658)
Proceeds from exercise of stock options and employee stock plan purchases	141	1,020	600	1,047

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(503)	67	(672)	(611)

EFFECTS OF EXCHANGE RATES ON CASH BALANCES	(466)	(719)	(1,210)	(119)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(14,855)	605	(37,076)	8,409
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	116,763	142,593	138,984	134,789

CASH AND CASH EQUIVALENTS, END OF PERIOD	$101,908	$143,198	$101,908	$143,198

MANUGISTICS GROUP, INC AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(in thousands)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	(Unaudited)		(Unaudited)
	2004	2003	2004	2003
Days sales outstanding - accounts receivable, net	75	78

Product development costs, as reported	$8,566	$8,811	$16,894	$20,104
Capitalized software development costs	2,025	2,511	4,544	4,826

Gross product development costs	$10,591	$11,322	$21,438	$24,930

Gross product development costs - % of revenue	20.7%	19.0%	20.8%	19.9%

Capitalized software development costs	$2,025	$2,511	$4,544	$4,826
Amortization of capitalized software development costs	(2,106)	(2,775)	(4,789)	(5,208)

Net	$(81)	$(264)	$(245)	$(382)